SUB-ITEM 77Q1(e)

Amendment to the Subadvisory Agreement for the following subadviser:

1. A I M Capital Management, Inc., (relating to All Cap Growth Fund), dated April 28, 2006
2.  A I M Capital Management, Inc. (relating to Mid Cap Core Fund), dated
    June 30, 2006
3. American Century Investment Management, Inc. (relating to Vista Fund), dated June 30, 2006
4. Deutsche Asset Management, Inc. (relating to Global Real Estate Fund), dated April 28, 2006
5. Deutsche Asset Management, Inc. (relating to Dynamic Growth Fund), dated June 30, 2006
6.  Fund Asset Management, L.P. (relating to Large Cap Value Fund), dated
    June 1, 2006
7. Jennison Associates LLC, (relating to Capital Appreciation Fund), dated April 28, 2006
8.  Marsico Capital Management, LLC, (relating to International Opportunities
    Fund), dated April 28, 2006
9. Massachusetts Financial Services Company (relating to Utilities Fund), dated June 30, 2006
10. Salomon Brothers Asset Management Inc (relating to Special Value Fund), dated June 30, 2006
11. Sovereign Asset Management, LLC, (relating to Emerging Growth Fund and High Income Fund), dated April 28, 2006
12. T. Rowe Price Associates, Inc. (relating to Real Estate Equity Fund), dated April 28, 2006
13. UBS Global Asset Management (relating to Large Cap Fund), dated
    June 30, 2006
14. UST Advisers, Inc. (relating to Value & Restructuring Fund), dated
    October 1, 2006
15. Wells Capital Management, Incorporated (relating to Core Bond Fund), dated June 30, 2006

                       AMENDMENT TO SUBADVISORY AGREEMENT
                         A I M CAPITAL MANAGEMENT, INC.


     AMENDMENT made as of this 28th day of April, 2006 to the Subadvisory Agreement dated October 17, 2005 (the "Agreement"), as amended, between John Hancock Investment Management Services, LLC, (formerly, Manufacturer's Securities Services, LLC) a Delaware limited partnership (the "Adviser"), and A I M Capital Management, Inc., (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended:
     a. to change the compensation of the All Cap Growth Fund as noted in Appendix A.

2.   EFFECTIVE DATE

     This Amendment shall become effective upon the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II, and
(ii) execution of the Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.


JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC




By:      /s/John G. Vrysen
         ----------------------------------------
         John G. Vrysen
         Executive Vice President and Chief Financial Officer




A I M CAPITAL MANAGEMENT, INC.




By:      /s/Ben A. Hock, Jr.
         ----------------------------------------
         Name: Ben A. Hock, Jr.
         Title:

                                   APPENDIX A

The Subadviser shall serve as investment subadviser for each Portfolio of the John Hancock Funds II (the "Trust") listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate stated as a percentage of current net assets as follows (the "Subadviser Fee"):

                                                   Between
                                First            $500 million       Excess Over
Portfolio                     $500 million      and $1 billion       $1 billion
All Cap Growth Fund

     For purposes of determining net assets or aggregate net assets, the net assets of each portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

     The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual fee rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or the portfolios to be included for purposes of determining aggregate net assets changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                              John Hancock Funds II
                       AMENDMENT TO SUBADVISORY AGREEMENT
                         A I M Capital Management, Inc.


     AMENDMENT  made as of  this  30th  day of  June,  2006  to the  Subadvisory
Agreement dated October 17, 2005 (the "Agreement"), as amended, between John Hancock Investment Management Services, LLC, a Delaware limited partnership (the "Adviser"), and A I M Capital Management, Inc., (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended: b. to change the compensation of the Mid Cap Core Fund as noted in Appendix A.


2.   EFFECTIVE DATE

     This Amendment shall become effective upon the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II, and
(ii) execution of the Amendment.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

John Hancock Investment Management Services, LLC



By:  /s/Bruce Speca
     --------------
     Name: Bruce Speca
     Title:


A I M Capital Management, Inc.


By:  /s/Ben A. Hock, Jr.
     -------------------
     Name: Ben A. Hock, Jr.
     Title:

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the John Hancock Funds II (the "Trust") listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate stated as a percentage of current net assets as follows (the "Subadviser Fee"):


                                  First          Excess Over
Portfolio                   $500 million         $500 million
Mid Cap Core................


     For purposes of determining net assets or aggregate net assets, the net assets of each portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

     The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual fee rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or the portfolios to be included for purposes of determining aggregate net assets changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                              John Hancock Funds II
                       AMENDMENT TO SUBADVISORY AGREEMENT
                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.


     AMENDMENT made as of this 30th day of June, 2006 to the Subadvisory Agreement dated October 17, 2005 (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and American Century Investment Management, Inc., a Delaware corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2.   EFFECTIVE DATE

     This Amendment shall become effective with respect to each portfolio on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II and (ii) execution of the Amendment.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                              JOHN HANCOCK INVESTMENT MANAGEMENT
                              SERVICES, LLC



                              By: /s/Bruce Speca
                                  --------------
                                  Bruce Speca, Executive Vice President


                              AMERICAN CENTURY INVESTMENT
                              MANAGEMENT, INC.




                              By: /s/Charles S. Park
                                  -----------------------------------
                                  Name:  Charles S. Park
                                  Title: Chief Compliance Officer

                                   APPENDIX A


     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):


                                                Between              Between
                                             $200 million          $400 million
                           First                  and                  and              Excess Over
                        $200 million         $400 million           $1 billion           $1 billion
                        of Aggregate         of Aggregate          of Aggregate         of Aggregate
Portfolio               Net Assets*           Net Assets*          Net Assets*          Net Assets*
---------               ------------         ------------          ------------         ------------

Vista Fund

                                              First                 Excess Over
                                          $125 million             $125 million
                                          of Aggregate             of Aggregate
Portfolio                                  Net Assets*              Net Assets*
---------                                 ------------             ------------
Small Company Fund

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)           Other Portfolio(s)

Vista Fund             --    Vista Trust, a series of John Hancock Trust

Small Company Fund           Small Company Fund, a series of John Hancock Trust

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The
Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                         DEUTSCHE ASSET MANAGEMENT, INC


     AMENDMENT made as of this 28th day of April 2006 to the Subadvisory Agreement dated October 17, 2005 (the "Amendment"), between John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited partnership (the "Adviser"), and Deutsche Asset Management, Inc., a Delaware Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

     Paragraph 2.i. of the Agreement is hereby amended to read as follows:

     The Subadviser shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG ("Group Companies"), provided that if such delegation would violate the anti-assignment provisions of the Investment Advisers Act, then it shall not be permitted without the approval of the Trustees, and provided that the Subadviser shall be responsible for any acts or omissions of any Group Company, including any of its officers, directors, employees or agents, in performing any services that are delegated or sub-delegated pursuant to this Section 2.i.

2.   CHANGE IN APPENDIX A

     Appendix A of the Agreement, "Compensation of Subadviser," is hereby amended to add the Global Real Estate Fund.

2.   EFFECTIVE DATE

     This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II and
(ii) execution of the Amendment.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.


JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC



By:     /s/John G. Vrysen
        ---------------------------------------
        John G. Vrysen
        Executive Vice President and Chief Financial Officer




DEUTSCHE ASSET MANAGEMENT, INC



By:     /s/Michael Colon
        ----------------
        Name:  Michael Colon
        Title: COO - DeAM Americas

By:     /s/Jennifer Karam
        -----------------
        Name:  Jennifer Karam
        Title: Director

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for the Portfolio of the John Hancock Funds II listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for the Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                         Between
                                    First              $500 million            Excess of
                                 $500 million        and $750 million         $750 million
                                 of Aggregate          of Aggregate           of Aggregate
Portfolio                        Net Assets*           Net Assets*            Net Assets*
Global Real Estate Fund

*The term Aggregate Net Assets includes the net assets of the Portfolio of John Hancock Funds II. It also includes with respect to the Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the John Hancock Funds II are determined as of the close of business on the previous business day of John Hancock Funds II, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                Other Portfolio(s)
Global Real Estate Fund   --      Global Real Estate Trust, a series of
                                   John Hancock Trust

     The Subadviser Fee for the Portfolio shall be equal to (i) the total fee determined by applying the annual percentage rates in the table above to the Aggregate Net Assets times (ii) the net assets for such Portfolio, divided by
(iii) the Aggregate Net Assets (the "Applicable Annual Fee"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to the Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                         Deutsche Asset Management, Inc

     AMENDMENT made as of this 30th day of June, 2006 to the Subadvisory Agreement dated October 17, 2005 (the "Amendment"), between John Hancock Investment Management Services, LLC, a Delaware limited partnership (the "Adviser"), and Deutsche Asset Management, Inc., a Delaware Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended: to change the compensation of the Dynamic Growth Fund as noted in Appendix A.


2.   EFFECTIVE DATE

     This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II and
(ii) execution of the Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

John Hancock Investment Management Services, LLC



By:   /s/Bruce Speca
      --------------
      Bruce Speca
      Executive Vice President


Deutsche Asset Management, Inc



By:   /s/Michael Colon
      ----------------

By:   /s/Jennifer Karam
      -----------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for the Portfolio of the John Hancock Funds II listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for the Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                           Between          Between
                                            First       $250 million     $500 million
                                         $250 million        and              and        Excess Over
                                         of            $500 million of   $1 billion of  $1 billion of
                                         Aggregate     Aggregate Net     Aggregate Net    Aggregate
Portfolio                                Net Assets    Assets               Assets       Net Assets
Dynamic Growth........................

*The term Aggregate Net Assets includes the net assets of the Portfolio of John Hancock Funds II. It also includes with respect to the Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the John Hancock Funds II are determined as of the close of business on the previous business day of John Hancock Funds II, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                         Other Portfolio(s)

Dynamic Growth Fund                --      Dynamic Growth Trust, a series of
                                           John Hancock Trust


     The Subadviser Fee for the Portfolio shall be equal to (i) the total fee determined by applying the annual percentage rates in the table above to the Aggregate Net Assets times (ii) the net assets for such Portfolio, divided by
(iii) the Aggregate Net Assets (the "Applicable Annual Fee"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to the Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                           FUND ASSET MANAGEMENT, L.P.


     AMENDMENT made as of this 1st day of June, 2006 to the Subadvisory Agreement dated May 1, 2003, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Fund Asset Management, L.P., a Delaware limited partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2.   EFFECTIVE DATE

     This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II and
(ii) execution of the Amendment.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                     JOHN HANCOCK INVESTMENT MANAGEMENT
                                     SERVICES, LLC



                                     By: /s/Bruce Speca
                                         ---------------------------------------
                                         Name:  Bruce Speca
                                         Title: Executive Vice President



                                     FUND ASSET MANAGEMENT, L.P.




                                     By: /s/Donald C. Burke
                                         ------------------
                                         Name:  Donald C. Burke
                                         Title: Managing Director

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for the Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):


                                                          Between
                                                        $500 million
                                          First             and          Excess Over
                                       $500 million    $1 billion of    $1 billion of
                                       of Aggregate      Aggregate        Aggregate
Portfolio                               Net Assets      Net Assets       Net Assets
Large Cap Value.......................

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to the Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)         Other Portfolio(s)
Large Cap Value Fund   --  Large Cap Value Trust, a series of John Hancock Trust

     The Subadviser Fee for the Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to the Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                             JENNISON ASSOCIATES LLC


     AMENDMENT made as of this 28th day of April, 2006 to the Subadvisory Agreement dated October 17, 2005, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, (formerly, Manufacturers Securities Services, LLC)., a Delaware limited liability company (the "Adviser"), and
Jennison Associates LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   APPENDIX A

     Section 3 of the Agreement, "Compensation of Subadviser", is hereby amended: c. to change the compensation of the Capital Appreciation Fund as noted in Appendix A.

2.   EFFECTIVE DATE

     This Amendment shall become effective on the later to occur of (i) approval of this amendment by the Trustees of the John Hancock Funds II and (ii) the date of its execution.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC




By:  /s/John G. Vrysen
     -----------------
     John G. Vrysen
     Executive Vice President and Chief Financial Officer




JENNISON ASSOCIATES LLC




By:  /s/Mehdi Mahmud
     ---------------
     Name:  Mehdi Mahmud
     Title: Executive Vice President & Vice Chairman

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the John Hancock Funds II (the "Trust") listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                              Between              Between
                                          First            $300 million         $500 million          Excess Over
                                      $300 million       and $500 million      and $1 billion         $1 billion
                                      of Aggregate         of Aggregate         of Aggregate         of Aggregate
Portfolio                              Net Assets           Net Assets           Net Assets           Net Assets
Capital Appreciation Fund*

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund, in each case based on market values as reported by the Trust's custodian.

Trust Portfolio(s)               Other Portfolio(s)
Capital Appreciation Fund   --   Capital Appreciation Trust, a series of
                                  John Hancock Trust

The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions (as determined by percentage rate breakpoints) of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                         MARSICO CAPITAL MANAGEMENT, LLC

     AMENDMENT made as of this 28th day of April, 2006 to the Subadvisory Agreement dated October 17, 2005, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, (formerly, Manufacturers Securities Services, LLC)., a Delaware limited liability company (the "Adviser"), and Marsico Capital Management, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2.   SUBADVISORY AGREEMENT

     In all other respects, the Agreement is confirmed and remains in full force and effect.

2.   EFFECTIVE DATE

     This Amendment shall become effective on the later to occur of (i) approval of this amendment by the Trustees of the John Hancock Funds II and (ii) the date of its execution.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC




By:  /s/John G. Vrysen
     -----------------
     John G. Vrysen
     Executive Vice President and Chief Financial Officer




MARSICO CAPITAL MANAGEMENT, LLC




By:  /s/Christopher J. Marsico
     -------------------------
     Name:  Christopher J. Marsico
     Title: President

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of John Hancock Funds II (the "Trust") listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                                  Between
                                              First            $750 million           Excess Over
                                          $750 million        and $1.5 billion        $1.5 billion
                                          of Aggregate         of Aggregate           of Aggregate
Portfolio                                  Net Assets*          Net Assets*           Net Assets*
International Opportunities Fund

*The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust. It also includes the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund or trust.

     This Appendix A is deemed to amend the fee schedules for the other portfolios to the extent that it is inconsistent with such schedules.

Trust Portfolio(s)                   Other Portfolio(s)
International Opportunities Fund  -- International Opportunities Trust, a series of John Hancock Trust

     The Subadviser Fee for each Portfolio shall be accrued for each calendar day by the Custodian, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily Subadviser Fee accruals shall be based in part on the applicable annual fee rate for the Portfolio/s ("Applicable Annual Fee Rate"), which may vary from day to day depending on the amount of Aggregate Net Assets. The Applicable Annual Fee Rate on a given day is a blended rate that is calculated by (i) multiplying each rate in the table above by the relevant portion of the Aggregate Net Assets; (ii) adding together the resulting amounts; and (iii) dividing the sum of those amounts by the Aggregate Net Assets. The daily fee accruals will be computed by the Custodian by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, the applicable Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month, from the beginning of such month to the date of termination, or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                              John Hancock Funds II
                       AMENDMENT TO SUBADVISORY AGREEMENT
                      Salomon Brothers Asset Management Inc


     AMENDMENT made as of this 30th day of June, 2006 to the Subadvisory Agreement dated December 1, 2005 (the "Agreement"), between John Hancock Investment Management Services, a Delaware limited partnership (the "Adviser"), and Salomon Brothers Asset Management Inc (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2.   EFFECTIVE DATE

     This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II and
(ii) execution of the Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                       John Hancock Investment Management
                                       Services, LLC



                                       By: /s/Bruce Speca
                                           ---------------------------------
                                           Name:  Bruce Speca
                                           Title: Executive Vice President, IMS
                                           Date:  7/12/06


                                       Salomon Brothers Asset Management Inc



                                       By: /s/Joel Sauber
                                           ---------------------------------
                                           Name:  Joel Sauber
                                           Title: Managing Director
                                           Date:  7/6/06

                                   APPENDIX A


     The Subadviser shall serve as investment subadviser for the following portfolio of the Trust ( the "Portfolio"). The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for the Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

Portfolio                All Asset Levels
Special Value Fund........0.500%

     The Subadviser Percentage Fee for the Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional inofrmation as of the close of business on the previous business day on which the Trust was open for business.

     If this Agreement becomes effective or terminates before the end of the month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                              JOHN HANCOCK FUNDS II

                              SUBADVISORY AGREEMENT


     AGREEMENT made this 28th day of April, 2006, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Sovereign Asset Management LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   APPOINTMENT OF SUBADVISER

     The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Funds II (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolio(s) specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or writing by the Trust and Adviser.

2.   SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

     i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

     ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

     iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

     iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

     v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and
     brokerage   services  a  higher  spread  or  commission  for  a  particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

f. The Subadviser shall vote proxies relating to the Portfolio's investment securities in accordance with the Trust's proxy voting policies and procedures, which provide that the Subadviser shall vote all proxies relating to securities held by the Portfolio and, subject to the Trust's policies and procedures, shall use proxy voting policies and procedures adopted by the Subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act. The Subadviser shall review its proxy voting activities on a periodic basis with the Trustees.

3.   COMPENSATION OF SUBADVISER

     The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.   LIABILITY OF SUBADVISER

     Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.   SUPPLEMENTAL ARRANGEMENTS

     The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6.   CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Limited Liability Company Agreement of the Subadviser, respectively, or by specific provision of applicable law.

7.   REGULATION

     The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8.   DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

     If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

9.   PROVISION OF CERTAIN INFORMATION BY SUBADVISER

     The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

10.  SERVICES TO OTHER CLIENTS

     The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

11.  CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

     As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

     1. other subadvisers to a Portfolio;
     2. other subadvisers to a Trust portfolio;
     3. other subadvisers to a portfolio under common control with the Portfolio.

12.  AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

13.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

14.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

16.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

17.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

18.  LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name " John Hancock Funds II" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

19.  CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

     The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

20.  COMPLIANCE

     Upon execution of this Agreement, the Subadviser shall provide the Adviser with the Subadviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Subadviser and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies, and (iii) notification of any material compliance matter that relates to the services provided by the Subadviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Subadviser's code of ethics and/or related code. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

        (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC




By:   /s/John G. Vrysen
      -----------------
      John G. Vrysen
      Executive Vice President and Chief Financial Officer




                                        SOVEREIGN ASSET MANAGEMENT LLC




                                        By:  /s/Diane R. Landers
                                             -------------------
                                             Name:  Diane R. Landers
                                             Title: Chief Administrative Officer

                                   APPENDIX A
                                   ----------

Emerging Growth Fund


     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

         Portfolio                             Aggregate Net Assets*
         Emerging Growth Fund

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio are determined as of the close of business on the previous business day of the Trust.

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The
Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

High Income Fund
----------------

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                          Between               Between
                                     First              $150 million          $500 million           Excess Over
                                 $150 million         and $500 million      and $2.5 billion        $2.5 billion
                                 of Aggregate           of Aggregate          of Aggregate          of Aggregate
Portfolio                         Net Assets*           Net Assets*           Net Assets*            Net Assets*
High Income Fund(1)

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)          Other Portfolio(s)

High Income Fund     --     High Income Trust, a series of John Hancock Trust

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The
Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

                       AMENDMENT TO SUBADVISORY AGREEMENT

                         T. ROWE PRICE ASSOCIATES, INC.


     AMENDMENT made as of this 28th day of April, 2006 to the Subadvisory Agreement dated October 17, 2005 (the "Agreement"), between John Hancock Investment Management Services, LLC, (formerly, Manufacturers Securities Services, LLC)., a Delaware limited liability company (the "Adviser"), and T. Rowe Price Associates, Inc., a Maryland corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Section 3 of the Agreement, "Compensation of Subadviser", is hereby amended to add to Appendix A the following portfolio:

     Real Estate Equity Fund

2.   SUBADVISORY AGREEMENT

     In all other respects, the Agreement is confirmed and remains in full force and effect.

2.   EFFECTIVE DATE

     This Amendment shall become effective on the later to occur of (i) approval of this amendment by the Trustees of the John Hancock Funds II and (ii) the date of its execution.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.


JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC




By:   /s/John G. Vrysen
      -----------------
      John G. Vrysen
      Executive Vice President and Chief Financial Officer




T. ROWE PRICE ASSOCIATES, INC.




By:   /s/Darrell N. Braman
      -------------------------------------
      Name:  Darrell N. Braman
      Title: Vice President

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of John Hancock Funds II (the "Trust') listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                                  Between
                                         First                  $250 million              Excess Over
                                      $250 million            and $500 million           $500 million
                                      of Aggregate              of Aggregate             of Aggregate
Portfolio                             Net Assets*               Net Assets*               Net Assets*
Real Estate Equity Fund

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)            Other Portfolio(s)
Real Estate Equity Fund  --   Real Estate Equity Trust, a series of John Hancock
                               Trust

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                              John Hancock Funds II
                       AMENDMENT TO SUBADVISORY AGREEMENT
                           UBS GLOBAL ASSET MANAGEMENT

     AMENDMENT made as of this 30 day of June, 2006 to the Subadvisory Agreement dated October 17, 2005, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, "Manufacturers Securities Services, LLC"), a Delaware limited liability company (the "Adviser"), and UBS Global Asset Management (Americas) Inc. (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2.   EFFECTIVE DATE

     This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II and
(ii) execution of the Amendment.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                   JOHN HANCOCK INVESTMENT MANAGEMENT
                                   SERVICES, LLC


                                   By:  /s/Bruce Speca
                                        --------------
                                        Bruce Speca, Executive Vice President


                                        UBS GLOBAL ASSET MANAGEMENT
                                        (AMERICAS) INC.


                                   By:  /s/Mary Tritley
                                        ---------------
                                        Name:   Mary Tritley
                                        Title:  Managing Director

                                   By:  /s/Michael J. Calhoun
                                        ---------------------
                                        Name:   Michael J. Calhoun
                                        Title:  Assistant Secretary

                                   APPENDIX A
                                   ----------

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                               First                Excess Over
                                            $500 million            $500 million
                                            of Aggregate            of Aggregate
Portfolio                                   Net Assets*             Net Assets*

Global Allocation Fund

                                                            Between              Between
                                                         $250 million          $500 million
                                      First                   and                  and               Excess Over
                                  $250 million           $500 million          $750 million         $750 million
                                  of Aggregate           of Aggregate          of Aggregate         of Aggregate
Portfolio                          Net Assets*            Net Assets*          Net Assets*           Net Assets*

Large Cap Fund

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)           Other Portfolio(s)

Global Allocation Fund  --   Global Allocation Trust, a series of John Hancock
                             Trust

Large Cap Fund               Large Cap Trust, a series of John Hancock Trust

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The
Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                              John Hancock Funds II
                       AMENDMENT TO SUBADVISORY AGREEMENT
                               UST Advisers, Inc.


     AMENDMENT made as of this 1st day of October, 2006 to the Subadvisory Agreement dated (the "Agreement") between John Hancock Investment Management Services, LLC, a Delaware limited partnership (the "Adviser"), and United States Trust Company of New York, on behalf of its Asset Management Division, a state chartered bank and trust company and a member bank of the Federal Reserve System ("UST-NY") and U.S. Trust Company, National Association, on behalf of its Asset Management Division, a national bank organized under the laws of the United States ("UST-NA") which was assigned by UST-NY and UST-NA to UST Advisers, Inc on December 16, 2005. In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended and restated: d. to change the compensation of the Value & Restructuring Fund as noted in Appendix A.


2.   EFFECTIVE DATE

     This Amendment shall become effective upon the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II,
(ii) execution of the Amendment and (iii) October 1, 2006.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

John Hancock Investment Management Services, LLC



By:  /s/Bruce Speca
     --------------
     Bruce Speca, Executive Vice President



UST Advisers, Inc.

By:  /s/Joseph J. Trainor
     --------------------
     Joseph J. Trainor

                                   APPENDIX A


     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                   First                Between          Excess Over $1
                                              $500 Million of         $500 Million         Billion of
                                               Aggregate Net         and $1 Billion       Aggregate Net
                                                  Assets*           of Aggregate Net         Assets*
Portfolio                                                               Assets*
Value & Restructuring Fund................

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                       Other Portfolio(s)

Value & Restructuring Trust       --     Value & Restructuring Fund, a series of
                                         John Hancock Funds II


     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                              John Hancock Funds II
                       AMENDMENT TO SUBADVISORY AGREEMENT
                     WELLS CAPITAL MANAGEMENT, INCORPORATED


     AMENDMENT made as of this 30th day of June, 2006 to the Subadvisory Agreement dated April 29, 2005, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Wells Capital Management, Incorporated (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2.   EFFECTIVE DATE

     This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II and
(ii) execution of the Amendment.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)




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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                      JOHN HANCOCK INVESTMENT MANAGEMENT
                                      SERVICES, LLC


                                      By: /s/Bruce Speca
                                          ------------------------------
                                          Bruce Speca, Executive Vice President


                                      WELLS CAPITAL MANAGEMENT,
                                      INCORPORATED




                                      By: /s/Karen Norton
                                          ------------------------------
                                          Name:  Karen Norton
                                          Title: Principal




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

                                   APPENDIX A
                                   ----------

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                             Between
                                                          $200 million
                                       First                   and               Excess Over
                                    $200 million          $400 million           $400 million
                                    of Aggregate          of Aggregate           of Aggregate
Portfolio                           Net Assets*            Net Assets*           Net Assets*

Core Bond Fund

U.S. High Yield Fund

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)         Other Portfolio(s)

Core Bond Fund         --  Core Bond Trust, a series of John Hancock Trust

U.S. High Yield Fund       U.S. High Yield Trust, a series of John Hancock Trust

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The
Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.


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